Exhibit 99.1

NEWS FROM iMEDICOR

IMEDICOR, INC. ANNOUNCES APPOINTMENT OF DONALD DOUGLAS AS CHIEF OPERATING OFFICER AND CORPORATE SECRETARY

Windermere, FL, March 11, 2014 -- iMedicor, Inc. (OTC:VMCI.OB), a Nevada corporation, formerly known as Vemics, Inc. ("iMedicor" or the "Company"), a provider of portal-based, software communication services for the healthcare and related industries, On March 11, 2014, the Board of Directors of iMedicor, Inc. (the “Company”) announced that it had appointed Don Douglas to the position of Chief Operating Officer and as a member of the executive management team of the Company.  Mr. Douglas was also appointed to the position of Corporate Secretary. He has previously held the title of Senior Vice President of operations.

Mr. Douglas is an established 20-year professional with a focus in Operations and Administration. After serving in the United States Navy, Mr. Douglas began his career with Pitney Bowes. In 1996, he joined Axsa Document Solutions which was an Inc. 500 “fastest growing company.” During his 15-year tenure, Mr. Douglas was promoted to various positions and managed many departments including Customer Service, Training, Operations and Administration. Mr. Douglas’s last position held at Axsa was Vice President of Administration.

Robert McDermott, President and Chief Executive Officer of iMedicor, said, "I am delighted that the Board has appointed Don to the position of Chief Operating Officer.  I have worked with Don for many years.  We were fortunate to add him to the management team last August.  Since that time Don has taken on broad executive responsibilities.  The Board has recognized Don’s accomplishments and expanded responsibilities and has elected to name him as a permanent member of the Executive Management Team.  I and the rest of the management team look forward to Don’s continued exceptional contribution to the team.”

Mr. Douglas’s responsibilities include but are not limited to Operations, Administration and Human Resources.  He is also a member of the Risk Management Committee and will continue to share responsibilities in that regard when the Board has hired a full time Chief Financial Officer to lead that effort.

ABOUT IMEDICOR

iMedicor, Inc. (OTC: VMCI) is a national provider of comprehensive secure communications solutions for the healthcare community. iMedicor offers physicians and other healthcare providers the use of a HIPAA-compliant communications network that addresses current federal standards for security and Interoperability. iMedicor also serves as one of the country’s leading Meaningful Use consultants that assist doctors and dentists to convert from paper to electronic health records (EHRs) while qualifying under Medicare and Medicaid guidelines for Meaningful Use Federal Incentive Funding.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons.  Actual results could differ materially from those anticipated in these forward-looking statements.

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For more information contact: Robert McDermott, Chief Executive Officer and President of iMedicor, Inc. 888-810-7706, ext. 820.